UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 20, 2016

CANTEL MEDICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-31337	22-1760285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification Number)

150 Clove Road, Little Falls, New Jersey	07424
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 890-7220

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Appointment of New Director: Dr. Ronnie Myers

On June 16, 2016, the Board of Directors of Cantel Medical Corp. (the “Company”) appointed Dr. Ronnie Myers, D.D.S. (age 64) as a member of the Board to fill a newly created position after expanding the Board from nine members to ten members.

On June 1, 2016, Dr. Myers began his appointment as Senior Associate Dean for Academic and Administrative Affairs at the newly established Touro College of Dental Medicine at New York Medical College.  From January 2011 until June 2012 and then again from August 2013 until May 2016, Dr. Myers served as Vice Dean for Administration of Columbia University College of Dental Medicine.  He served as Interim Dean of Columbia University College of Dental Medicine from July 2012 until July 2013.  Dr. Myers first joined the Columbia faculty in 1982 as the Director of the General Practice Residency Program at New York-Presbyterian Hospital.  He maintained an active private practice in general dentistry for 36 years and currently delivers lectures on the topic of infection prevention in the field of dentistry.

Dr. Myers is board qualified in pediatric dentistry.  He obtained his dental degree in Pediatric Dentistry from Columbia University School of Dental and Oral Surgery, now the College of Dental Medicine, and completed a fellowship in Pediatric Dentistry at the Albert Einstein College of Medicine from 1980-1981.  Dr. Myers received his undergraduate degree from Syracuse University.

In connection with his appointment, on June 16, 2016, Dr. Myers was issued 1,383 restricted shares of Common Stock under the Company’s 2016 Equity Incentive Plan, such number determined by dividing $100,000 by the closing price of the Company’s Common Stock on June 15, 2016 ($72.31). The shares will vest in three equal annual installments commencing on the first anniversary of the grant date.  Dr. Myers will be eligible for annual restricted shares under the 2016 Equity Incentive Plan, as well as director’s fees, on the same terms as our other non-employee directors (as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 30, 2015), except that for the fiscal year ending July 31, 2016, due to his June start date, he will receive one-quarter of the annual cash retainer and no additional restricted shares.

Dr. Myers will serve on the Nominating and Governance Committee of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANTEL MEDICAL CORP.
(Registrant)

	By:	/s/ Andrew A. Krakauer
Andrew A. Krakauer,
Chief Executive Officer

Date: June 20, 2016